Exhibit 10.5
SUBSCRIPTION AGREEMENT
This SUBSCRIPTION AGREEMENT (this “Agreement”) is made and entered into, effective as of September 20, 2010, between Cogdell Spencer Inc., a Maryland corporation (the “Company”), and Raymond William Braun, residing at the address set forth on the signature page hereof (the “Subscriber”).
WHEREAS, pursuant to Section 3.5(a) of that certain Employment Agreement between the Company and the Subscriber, dated as of the date hereof, the Subscriber is obligated to purchase no less than $500,000 of the Company’s common stock, $.01 par value per share (“Common Stock”);
WHEREAS, the Subscriber is hereby subscribing to purchase 74,516 shares of Common Stock for $500,002.36, as described below; and
WHEREAS, the Company desires to issue 74,516 shares of Common Stock to Subscriber;
NOW, THEREFORE, in connection with this subscription and subject to acceptance by the Company, the Subscriber hereby agrees with the Company as follows:
1. Payment. The Subscriber does hereby subscribe for 74,516 shares of Common Stock at a subscription price of $6.71 per share, or the average closing price of the Company’s common stock on the New York Stock Exchange for the five trading days beginning on September 13, 2010, and does hereby agree to pay as consideration therefor $500,002.36.
2. Representations and Warranties. The Subscriber warrants, represents and agrees with the Company as of the time it purchases the Common Stock, as follows:
(a)
the Subscriber is an “accredited investor” as defined in Rule 501 under Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), for the reason or reasons indicated on the accredited investor questionnaire attached hereto as Annex A; and

(b)	the information contained in Annex A is complete and accurate and may be relied upon by the Company.
3. Acknowledgement. The Subscriber hereby agrees that the Common Stock subscribed for pursuant to this Agreement are “restricted securities” as that term is used in Rule 144(a)(3) of the Securities Act any certificate representing shares of the Common Stock will bear the following legend and the Subscriber will hold the shares subject to the restrictions thereby:
THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED (1) ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT, (2) ABSENT AN OPINION OF COUNSEL, WHICH OPINION IS REASONABLY SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY AND ITS COUNSEL, TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR SUCH STATES OR THAT SUCH TRANSACTION COMPLIES WITH THE RULES PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION UNDER SAID ACT OR SUCH STATES OR, (3) EXCEPT IN A TRANSACTION IN COMPLIANCE WITH RULE 144 UNDER THE SECURITIES ACT.

THE SHARES OF CAPITAL STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON BENEFICIAL AND CONSTRUCTIVE OWNERSHIP AND TRANSFER FOR THE PURPOSE OF THE COMPANY’S MAINTENANCE OF ITS STATUS AS A REAL ESTATE INVESTMENT TRUST UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”). SUBJECT TO CERTAIN FURTHER RESTRICTIONS AND EXCEPT AS EXPRESSLY PROVIDED IN THE COMPANY’S ARTICLES OF AMENDMENT AND RESTATEMENT, (1) NO PERSON (OTHER THAN AN EXCEPTED HOLDER OR A DESIGNATED INVESTMENT ENTITY) MAY BENEFICIALLY OR CONSTRUCTIVELY OWN (i) SHARES OF THE COMPANY’S COMMON STOCK IN EXCESS OF 7.75% (BY VALUE OR BY NUMBER OF SHARES, WHICHEVER IS MORE RESTRICTIVE) OF THE OUTSTANDING COMMON STOCK OF THE COMPANY OR (ii) SHARES OF THE COMPANY’S CAPITAL STOCK IN EXCESS OF 7.75% (BY VALUE OR BY NUMBER OF SHARES, WHICHEVER IS MORE RESTRICTIVE) OF THE OUTSTANDING CAPITAL STOCK OF THE COMPANY, AND (2) NO PERSON MAY BENEFICIALLY OR CONSTRUCTIVELY OWN SHARES OF CAPITAL STOCK THAT WOULD RESULT IN THE COMPANY BEING “CLOSELY HELD” UNDER SECTION 856(H) OF THE CODE OR OTHERWISE CAUSE THE COMPANY TO FAIL TO QUALIFY AS A REIT, AND (3) NO PERSON MAY TRANSFER SHARES OF COMMON STOCK IF SUCH TRANSFER WOULD RESULT IN THE COMMON STOCK OF THE COMPANY BEING OWNED BY FEWER THAN 100 PERSONS. AN “EXCEPTED HOLDER” MEANS A PERSON FOR WHOM AN EXCEPTED HOLDER OWNERSHIP LIMIT HAS BEEN CREATED BY THE COMPANY’S ARTICLES OF AMENDMENT AND RESTATEMENT OR BY THE BOARD OF DIRECTORS. ANY PERSON WHO BENEFICIALLY OR CONSTRUCTIVELY OWNS OR ATTEMPTS TO BENEFICIALLY OR CONSTRUCTIVELY OWN SHARES OF CAPITAL STOCK IN VIOLATION OF THE ABOVE LIMITATIONS MUST IMMEDIATELY NOTIFY THE COMPANY. IF ANY OF THE RESTRICTIONS ON TRANSFER OR OWNERSHIP IS VIOLATED, THE SHARES OF CAPITAL STOCK REPRESENTED HEREBY WILL BE AUTOMATICALLY TRANSFERRED TO THE TRUSTEE OF A TRUST FOR THE BENEFIT OF ONE OR MORE CHARITABLE BENEFICIARIES. IN ADDITION, THE COMPANY MAY REDEEM SHARES UPON THE TERMS AND CONDITIONS SPECIFIED BY THE BOARD OF DIRECTORS IN ITS SOLE DISCRETION OF THE BOARD OF DIRECTORS DETERMINES THAT OWNERSHIP OR A TRANSFER OR OTHER EVENT MAY VIOLATE THE RESTRICTIONS DESCRIBED ABOVE. FURTHERMORE, UPON THE OCCURRENCE OF CERTAIN EVENTS, ATTEMPTED TRANSFERS IN VIOLATION OF THE RESTRICTIONS DESCRIBED ABOVE MAY BE VOID AB INITIO. ALL TERMS IN THIS LEGEND THAT ARE DEFINED IN THE ARTICLES OF AMENDMENT AND RESTATEMENT OF THE OF THE COMPANY SHALL HAVE THE MEANINGS ASCRIBED TO THEM IN THE ARTICLES OF AMENDMENT AND RESTATEMENT OF THE COMPANY, AS THE SAME MAY BE AMENDED FROM TIME TO TIME, A COPY OF WHICH, INCLUDING THE RESTRICTIONS ON TRANSFER AND OWNERSHIP, WILL BE FURNISHED TO EACH HOLDER OF SHARES OF CAPITAL STOCK ON REQUEST AND WITHOUT CHARGE. REQUESTS FOR SUCH A COPY MAY BE DIRECTED TO THE SECRETARY OF THE COMPANY AT ITS PRINCIPAL OFFICE.

4. Further Assurances. The Subscriber agrees to provide, if requested, any additional information that may be requested or required to determine its eligibility to subscribe for the shares of Common Stock pursuant to this Agreement.
5. Amendments. This Agreement may be amended only with the written consent of the Company and the Subscriber.
6. Governing Law. This Agreement and the rights of the parties hereunder shall be governed by and construed in accordance with the laws of the State of New York.
7. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall constitute an original, but all of which together will constitute one and the same instrument.
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IN WITNESS WHEREOF, this Agreement is executed as of the day and year first above written.

SUBSCRIBER
By:	/s/ Raymond William Braun
	Name:	Raymond William Braun
Receipt of $500,002.36 in full
payment for 74,516 shares
of Common Stock
is hereby acknowledged.
Dated September 20, 2010.

COGDELL SPENCER INC.

By:	/s/ Charles M. Handy

	Name:	Charles M. Handy
	Title:	Chief Financial Officer

ANNEX A
ACCREDITED INVESTOR QUESTIONNAIRE